Exhibit 99.1

Synopsys to Acquire Ansys, Creating a Leader in Silicon to Systems Design Solutions

Highlights:

•	Combines Leaders in Semiconductor Design Technology and Simulation and Analysis to Address Customers’ Needs for Fusion of Electronics and Physics, Augmented with AI

•	Enhances and Accelerates Synopsys’ Silicon to Systems Strategy in Core EDA and New Attractive, Adjacent Growth Areas

•	Expands Synopsys’ TAM by 1.5x to ~$28 Billion, Growing at ~11% CAGR[1]

•	Delivers High-Growth, High-Margin, Recurring Revenue; Expected to Expand Non-GAAP Operating Margins by ~125 Basis Points and Unlevered FCF Margins by ~75 Basis Points in First Full Year Post Closing

•	Expected to Be Accretive to Non-GAAP EPS Within Second Full Year Post-Close and Substantially Accretive Thereafter[2]

SUNNYVALE, CA and PITTSBURGH, PA – January 16, 2024 – Synopsys (NASDAQ: SNPS) and Ansys (NASDAQ: ANSS) today announced that they have entered into a definitive agreement under which Synopsys will acquire Ansys. Under the terms of the agreement, Ansys shareholders will receive $197.00 in cash and 0.3450 shares of Synopsys common stock for each Ansys share, representing an enterprise value of approximately $35 billion based on the closing price of Synopsys common stock on December 21, 20233. Bringing together Synopsys’ pioneering semiconductor electronic design automation (EDA) with Ansys’ broad simulation and analysis portfolio will create a leader in silicon to systems design solutions.

“The megatrends of AI, silicon proliferation and software-defined systems are requiring more compute performance and efficiency in the face of growing, systemic complexity. Bringing together Synopsys’ industry-leading EDA solutions with Ansys’ world-class simulation and analysis capabilities will enable us to deliver a holistic, powerful and seamlessly integrated silicon to systems approach to innovation to help maximize the capabilities of technology R&D teams across a broad range of industries,” said Sassine Ghazi, President and CEO of Synopsys. “This is the logical next step for our successful, seven-year partnership with Ansys and I look forward to working closely with Ajei and the talented Ansys team to realize the benefits of this combination for our customers, shareholders and employees.”

“Since inception 37 years ago, Synopsys has been an innovation pioneer, central to world-changing semiconductor advances in computation, networking, and mobility, and now enabling the new era of ‘pervasive intelligence’,” said Aart de Geus, Executive Chair and Founder of Synopsys. “Joining forces with Ansys, a company we know well from our long-standing partnership, is the latest example of how Synopsys remains at the forefront. Our Board and management team carefully evaluated our top strategic options to lead and win in this fast-growing new wave of electronics and system design. The technology-broadening team-up with Ansys is an ideal, value-enhancing step for our company, our shareholders, and the innovative customers we serve.”

[1]	Compound annual growth rate from FY 2023 to 2028.
[2]	Expected to be accretive in second full year post-close including cost synergies only, substantially accretive thereafter including cost and revenue synergies.
[3]	The last trading day prior to media speculation regarding a potential transaction.

“For more than 50 years, Ansys has enabled customers to design, develop and deliver cutting-edge products that are limited only by imagination. By joining forces with Synopsys, we will amplify our joint efforts to drive new levels of customer innovation,” said Ajei Gopal, President and CEO of Ansys. “This transformative combination brings together each company’s highly complementary capabilities to meet the evolving needs of today’s engineers and give them unprecedented insight into the performance of their products. Ansys has a strong foundation, as demonstrated by preliminary annual contract value (“ACV”) results for Q4 that are expected to exceed the high end of our guidance, and I am confident that building on our partnership with Synopsys will position us well to deliver even greater value for our customers, partners and shareholders. The combined company will accelerate the development of our joint portfolio and deliver an increased level of innovation, which will benefit Ansys’ traditional customers. I am proud of all that our employees do every day to make Ansys and our customers successful and look forward to the combined company achieving even greater heights in this next chapter.”

Compelling Rationale and Significant Value Creation

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Combining Leading Capabilities to Meet Customer Demand: The complexity of today’s intelligent systems demands the integration of semiconductor design and simulation and analysis to ensure interconnected systems function properly in real-world settings. Combining Synopsys’ EDA technology with Ansys’ established simulation and analysis capabilities can provide customers a comprehensive, powerful and system-focused approach to innovation. All Ansys customers, including those outside of the semiconductor industry, can benefit from access to a comprehensive portfolio of products and technologies that will drive innovation.

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Accelerates Strategy and Growth in Attractive, Adjacent Areas: Synopsys and Ansys have highly complementary businesses and significant expansion opportunities. The combination will enhance Synopsys’ Silicon to Systems strategy both across the core EDA segment and in highly attractive adjacent growth areas such as Automotive, Aerospace and Industrial, among others, where Ansys has an established presence and successful go-to-market experience.

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Complementary Fit: Synopsys and Ansys have had a successful and growing partnership since 2017, and share a culture built on integrity, execution excellence and empowering customers. Combining their highly complementary solutions is expected to provide customers with a broader, deeply integrated suite of software tools to solve their most difficult design challenges while also gaining valuable insights through model-based analysis of complex systems.

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Meaningfully Expands Total Addressable Market: Synopsys’ total addressable market (TAM) is expected to increase by 1.5x to approximately $28 billion. This combined TAM is expected to grow at roughly an 11% CAGR[4], driven by megatrends accelerating the need for the fusion of electronics and physics across industries.

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Bolsters Synopsys’ Strong Financial Position and Outlook: The combination is expected to strengthen Synopsys’ financial profile. The combined company expects to continue its industry-leading, double-digit growth, which is expected to outpace TAM growth. The combination is expected to expand Synopsys’ non-GAAP operating margin by approximately 125 basis points and unlevered free cash flow margins by approximately 75 basis points the first full year post-closing. The combination is expected to be accretive to non-GAAP EPS within the second full year post-closing and substantially accretive thereafter.

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Strong Balance Sheet Supporting Rapid Deleveraging: The combined company is expected to generate substantial and sustained free cash flow, which will enable rapid de-leveraging to less than 2x debt to Adjusted EBITDA within two years post-closing, with a long-term leverage target of less than 1x. Synopsys expects to maintain investment grade credit ratings given its strong cash flow generation and commitment to rapidly de-lever.

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Delivers Cost and Revenue Synergies: The combined company expects to achieve approximately $400 million of run-rate cost synergies by year three post-closing and approximately $400 million of run-rate revenue synergies by year four post-closing, growing to more than approximately $1 billion annually in the longer-term.

Transaction Terms

The implied per share consideration of $390.19, based on the closing price of Synopsys common stock of $559.96 as of December 21, 2023, represents a premium of approximately 29% over Ansys’ closing stock price on December 21, 20235 and a premium of approximately 35% to Ansys’ 60-day volume-weighted average price for the period ending on the same date. Under the terms of the agreement, Ansys shareholders are expected to own approximately 16.5% of the combined company on a pro forma basis.

Synopsys intends to fund the $19 billion6 of cash consideration through a combination of its cash on hand and debt financing. Synopsys has obtained $16 billion of fully committed debt financing.

The transaction is anticipated to close in the first half of 2025, subject to approval by Ansys shareholders, the receipt of required regulatory approvals and other customary closing conditions.

Advisors

Evercore is serving as financial advisor to Synopsys and Cleary Gottlieb Steen & Hamilton LLP is serving as legal advisor. Qatalyst Partners LP is serving as financial advisor to Ansys and Skadden, Arps, Slate, Meagher & Flom LLP and Goodwin Procter LLP are serving as legal advisors.

[4]	Compound annual growth rate from FY 2023 to 2028.
[5]	The last trading day prior to media speculation regarding a potential transaction.
[6]	Includes the refinancing of Ansys’ existing debt and transaction expenses.

Conference Call

The two companies will host a joint conference call on January 16, 2024 at 8:30 a.m. (ET) to discuss the announcement. The conference call can be accessed by dialing 800-245-3047 (domestic) or 203-518-9765 (international) and entering SYNOPSYS as the conference ID. A live webcast can also be accessed at https://join.eventcastplus.com/eventcastplus/Synopsys-Inc-Special-Event-Conference-Call. A replay of the call will be available.

About Synopsys

Synopsys, Inc. (Nasdaq: SNPS) is the Silicon to Software™ partner for innovative companies developing the electronic products and software applications we rely on every day. As an S&P 500 company, Synopsys has a long history of being a global leader in electronic design automation (EDA) and semiconductor IP and offers the industry’s broadest portfolio of application security testing tools and services. Whether you’re a system-on-chip (SoC) designer creating advanced semiconductors, or a software developer writing more secure, high-quality code, Synopsys has the solutions needed to deliver innovative products. Learn more at www.synopsys.com.

About Ansys

Our Mission: Powering Innovation that Drives Human AdvancementTM

When visionary companies need to know how their world-changing ideas will perform, they close the gap between design and reality with Ansys simulation. For more than 50 years, Ansys software has enabled innovators across industries to push boundaries by using the predictive power of simulation. From sustainable transportation to advanced semiconductors, from satellite systems to life-saving medical devices, the next great leaps in human advancement will be powered by Ansys.

Ansys and any and all ANSYS, Inc. brand, product, service and feature names, logos and slogans are registered trademarks or trademarks of ANSYS, Inc. or its subsidiaries in the United States or other countries. All other brand, product, service and feature names or trademarks are the property of their respective owners.

ANSS-T

Contacts

Synopsys Media Relations:

Email: Corp-pr@synopsys.com

FGS Global (for Synopsys): synopsys@fgsglobal.com

Ansys Media Relations:

Email: MaryKate.Joyce@ansys.com

Joele Frank, Wilkinson Brimmer Katcher (for Ansys): media-ansys@joelefrank.com

Synopsys Investor Relations:

Trey Campbell

Synopsys-ir@synopsys.com

Ansys Investor Relations:

Kelsey DeBriyn

kelsey.debriyn@ansys.com

Ansys Fiscal Year 2023 Preliminary Results

Ansys has not completed preparation of its financial statements for the fourth quarter or the fiscal year ended December 31, 2023. The annual contract value (“ACV”), recurring ACV and ACV growth figures provided here as of and for the fiscal year ended December 31, 2023, are preliminary and unaudited and are thus subject to change as Ansys completes its financial results.

Synopsys Cautionary Statement Regarding Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Synopsys and Ansys, including, but not limited to, statements regarding the proposed transaction and the anticipated timing of the closing thereof; Ansys’ anticipated results of operations for fiscal year 2023; the market outlook, products and business of Synopsys, Ansys and the combined company, and the benefits of and cost and revenue synergies from the transaction to Synopsys; pro forma financial information; the expected structure and the proposed financing for the transaction and long-term leverage and debt paydown targets; short-term and long-term financial targets of the companies; Synopsys’ expectations and objectives; strategies related to Synopsys’ and Ansys’ products, technology and services; trends, opportunities, strategies and technological trends, such as artificial intelligence; customer demand and market expansion of each of Synopsys and Ansys and the combined company; Synopsys’ planned product releases and capabilities; industry growth rates; the total addressable markets of Synopsys, Ansys and the combined company; software trends; planned acquisitions and stock repurchases; the exploration of strategic alternatives; Synopsys’ expected tax rate; and the impact and result of pending legal, administrative and tax proceedings. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these words or other comparable terminology to convey uncertainty of future events or outcomes. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many risks, uncertainties and other factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, anticipated tax treatment and unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, pricing trends, future prospects, credit ratings, business and management strategies which may adversely affect each of Synopsys’ and Ansys’ business, financial condition, operating results and the price of their common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Ansys and the receipt of certain governmental and regulatory approvals on the terms expected, in a timely manner, or at all, (iii) the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect, following completion of the proposed transaction (if completed), the combined company or the expected benefits of the proposed transaction (including as noted in any forward-looking financial information), (iv) uncertainties as to access to available financing (including any future refinancing of Ansys’ or the combined company’s debt) to consummate the proposed transaction upon acceptable terms and on a timely basis or at all, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the transaction on Ansys’ or Synopsys’ business relationships, competition, business, financial condition, and operating results, (vii) risks that the proposed transaction disrupts current plans and operations of Ansys or Synopsys and the ability of Ansys or Synopsys to retain and hire key personnel, (viii) risks related to diverting either management team’s attention from ongoing business operations of Ansys or Synopsys, (ix) the outcome of any legal proceedings that may be instituted against Ansys or Synopsys related to the merger agreement or the transaction, (x) the ability of Synopsys to successfully integrate Ansys’ operations and product lines, (xi) the ability of Synopsys to implement its plans, forecasts, expected financial performance and other expectations with respect to Ansys’ business or the combined business after the completion of the proposed mergers and realize additional opportunities, develop customer relationships, additional products and Ansys’ existing operations and product lines, (xii) the ability of Synopsys to manage additional debt and successfully de-lever following the transaction and the outcome of any strategic review and any resulting transactions, (xiii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xiv) macroeconomic conditions and geopolitical uncertainty in the global economy, (xv) uncertainty in the growth of the semiconductor, electronics and artificial intelligence industries, (xvi) the highly competitive industries Synopsys and Ansys operate in, (xvii) actions by the U.S. or foreign governments, such as the imposition of additional export restrictions or tariffs, (xviii) consolidation among Synopsys’ customers and Synopsys’ dependence on a relatively small number of large customers, (xix) legislative, regulatory and economic developments affecting Ansys’ and Synopsys’ businesses, (xx) the evolving legal, regulatory and tax regimes under which Ansys and Synopsys operate, (xxi) restrictions during the pendency of the proposed transaction that may impact Ansys’ or Synopsys’ ability to pursue certain business opportunities or strategic transactions, and (xxii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Ansys’ and Synopsys’ response to any of the aforementioned factors. The foregoing list of risks, uncertainties and factors is not exhaustive. Unlisted factors may present significant additional obstacles to the realization of forward looking statements.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Synopsys and Ansys described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Synopsys’ and Ansys’ control, and are not guarantees of future results. Readers are cautioned not to put undue reliance on forward-looking statements, and Synopsys and Ansys assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Synopsys nor Ansys gives any assurance that either Synopsys or Ansys will achieve its expectations.

Ansys Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Ansys’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Ansys and Synopsys, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. Examples of such forward-looking statements include, but are not limited to, statements regarding our preliminary results, expected ACV, recurring ACV, ACV growth and additional 2023 guidance which are subject to change through our audit and customary year-end close and review process. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Ansys’ and Synopsys’ businesses and other conditions to the completion of the transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Ansys and Synopsys; (iii) Ansys’ ability to implement its business strategy; (iv) pricing trends, including Ansys’ and Synopsys’ ability to achieve economies of scale; (v) potential litigation relating to the proposed transaction that could be instituted against Ansys, Synopsys or their respective directors; (vi) the risk that disruptions from the proposed transaction will harm Ansys’ or Synopsys’ business, including current plans and operations; (vii) the ability of Ansys or Synopsys to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) uncertainty as to the long-term value of Synopsys’ common stock; (x) legislative, regulatory and economic developments affecting Ansys’ and Synopsys’ businesses; (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which Ansys and Synopsys operate; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect Ansys’ or Synopsys’ financial performance; (xiv) restrictions during the pendency of the proposed transaction that may impact Ansys’ or Synopsys’ ability to pursue certain business opportunities or strategic transactions; (xv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Ansys’ and Synopsys’ response to any of the aforementioned factors; and (xvi) failure to receive the approval of the stockholders of Ansys. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus to be filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Ansys’ or Synopsys’ consolidated financial condition, results of operations, or liquidity. Neither Ansys nor Synopsys assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information and Where to Find It

This document relates to a proposed transaction between Synopsys and Ansys. Synopsys will file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus of Synopsys and a proxy statement of Ansys referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Ansys shareholders. Each party also will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Synopsys or Ansys through the website maintained by the SEC at www.sec.gov.

The documents filed by Synopsys with the SEC also may be obtained free of charge at Synopsys’ website at https://investor.synopsys.com/overview/default.aspx or upon written request to Synopsys at Synopsys, Inc., 675 Almanor Avenue, Sunnyvale, California 94085, Attention: Investor Relations Department. The documents filed by Ansys with the SEC also may be obtained free of charge at Ansys’ website at https://investors.ansys.com/ or upon written request to kelsey.debriyn@ansys.com.

Participants in Solicitation

Synopsys, Ansys and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ansys’ shareholders in connection with the proposed transaction.

Information about Ansys’ directors and executive officers and their ownership of Ansys’ common stock is set forth in Ansys’ proxy statement for its 2023 Annual Meeting of Shareholders on Schedule 14A filed with the SEC on March 28, 2023. To the extent that holdings of Ansys’ securities have changed since the amounts printed in Ansys’ proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2023 Annual Meeting of Shareholders on Schedule 14A filed with the SEC on February 17, 2023 and Synopsys’ subsequent filings with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This document is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Non-GAAP Financial Information

This document includes certain forward looking financial measures that are not in accordance with the U.S. generally accepted accounting principles (“GAAP”).

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Adjusted EBITDA (“Adj. EBITDA”) is calculated as GAAP Operating Income excluding depreciation and amortization, stock compensation, non-qualified deferred compensation plan, acquisition-related costs and restructuring charges

•	Free Cash Flow (“FCF”) is calculated as cash provided from operating activities less capital expenditures and capitalization of software development costs

•	Unlevered Free Cash Flow (“uFCF”) is calculated as Free Cash Flow excluding tax-effected cash net interest

•	Unlevered Free Cash Flow Margin is calculated as Unlevered Free Cash Flow for a period divided by revenue for the same period

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Non-GAAP Earnings Per Share (“EPS”) is calculated as GAAP net income excluding amortization of intangible assets, stock compensation, acquisition-related costs, restructuring charges, and legal matters, adjusted for the difference between GAAP and non-GAAP tax rates, divided by fully diluted outstanding shares

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Non-GAAP Operating Income is calculated as GAAP Operating Income, excluding amortization of intangible assets, stock compensation, non-qualified deferred compensation plan, acquisition-related costs and restructuring charges

•	Non-GAAP Operating Margin is Non-GAAP Operating income for a period divided by revenue for the same period

Synopsys and Ansys present non-GAAP financial measures to provide their investors with an additional tool to evaluate Synopsys’ and Ansys’ respective operating results in a manner that focuses on what Synopsys and Ansys each believe to be their respective core business operations and what Synopsys and Ansys each use to evaluate their respective business operations and for internal budgeting and resource allocation purposes. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles, and management exercises judgment in determining which items should be excluded in the calculation of non-GAAP measures. The presentation of non-GAAP financial information is not meant to be considered in isolation from, as superior to or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. These non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, the corresponding GAAP financial measures.

When possible with respect to non-GAAP financial measures presented with respect to historical periods, Synopsys and Ansys, respectively, provide a reconciliation of their historic non-GAAP financial measures to their most closely applicable GAAP financial measures in the documents filed by Synopsys and Ansys with the SEC. Synopsys and Ansys, respectively, are unable to provide a reconciliation of certain non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis because doing so would not be possible without unreasonable effort due to, among other things, the potential variability and limited visibility of the excluded items and expectations as to the financial of performance of each of Synopsys and Ansys upon the completion of the mergers. For the same reasons, Synopsys and Ansys are each unable to address the probable significance of the unavailable information. Synopsys and Ansys are presenting forward looking non-GAAP financial measures for illustrative purposes and may not report on this basis going forward.

Combined company measures for historical periods are based on combining Synopsys’ historical financial results and Ansys’ historical or preliminary financial results, as applicable, without pro forma adjustments and are included for illustrative purposes in order to provide investors with estimates of what the combined company results could have been. Combined company estimates are not pro forma financial measures, are not prepared in accordance with Regulation S-X under the U.S. Securities Act of 1933, as amended, and are not necessarily indicative of the results that actually would have been realized had Synopsys and Ansys been a single entity during the relevant periods.

Other Key Business Metrics

Annual Contract Value (“ACV”) is a key performance metric for Ansys and is useful to investors in assessing the strength and trajectory of the business. ACV is a supplemental metric to help evaluate the annual performance of the business. Over the life of the contract, ACV equals the total value realized from a customer. ACV is not impacted by the timing of license revenue recognition. ACV is used by Ansys’ management in financial and operational decision-making and in setting sales targets used for compensation. ACV is not a replacement for, and should be viewed independently of, GAAP revenue and deferred revenue as ACV is a performance metric and is not intended to be combined with any of these items. There is no GAAP measure comparable to ACV.

ACV is composed of the following: 1) the annualized value of maintenance and subscription lease contracts with start dates or anniversary dates during the period, plus; 2) the value of perpetual license contracts with start dates during the period, plus; 3) the annualized value of fixed-term services contracts with start dates or anniversary dates during the period, plus; 4) the value of work performed during the period on fixed-deliverable services contracts.

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